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                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Stephen T. Joyce
                                Glenn D. Lammey
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-3 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Stephen T. Joyce                                  Dated as of March 17, 2008
       ----------------------------------------------------
       Stephen T. Joyce
By:    /s/ Glenn D. Lammey                                   Dated as of March 17, 2008
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ John C. Walters                                   Dated as of March 17, 2008
       ----------------------------------------------------
       John C. Walters
By:    /s/ Lizabeth H. Zlatkus                               Dated as of March 17, 2008
       ----------------------------------------------------
       Lizabeth H. Zlatkus
By:    /s/ David M. Znamierowski                             Dated as of March 17, 2008
       ----------------------------------------------------
       David M. Znamierowski


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                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of March 17, 2008
Filed on Form S-3
File Numbers:

333-133693
333-133701
333-133695
333-133694
333-133707